UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 21, 2006
Commission File Number: 1-5273-1
Sterling Bancorp

(Exact name of Registrant as specified in its charter)

New York	13-2565216

(State of other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

650 Fifth Avenue, New York, New York	10019-6108

(Address of principal executive offices)	(Zip Code)
(212) 757- 3300

(Registrant’s telephone number, including area code)
N/A

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c)

TABLE OF CONTENTS
ITEMS 7.01
REGULATION FD DISCLOSURE
ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE

ITEM 7.01
REGULATION FD DISCLOSURE
On September 21, 2006 the Company announced that it has agreed to sell the business conducted by its subsidiary Sterling Financial Services Company, Inc. The Company’s press release announcing the transaction and containing certain other information is included as Exhibit 99.1
ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
99.1	Press release dated September 21, 2006. The press release is furnished pursuant to Item 7.01, except that the first paragraph of the press release and the last paragraph relating to forward-looking statements shall be deemed “filed” for purposes of the Securities Exchange Act of 1934 rather than furnished pursuant to General Instruction B.2 of Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	September 22, 2006

BY:	/s/ JOHN W. TIETJEN JOHN W. TIETJEN Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit
Number

99.1
Press Release dated September 21, 2006